American Century Investments®
Quarterly Portfolio Holdings
Focused Dynamic Growth Fund
April 30, 2023

Focused Dynamic Growth - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.1%
Aerospace and Defense — 0.6%
Rocket Lab USA, Inc.(1)(2)	2,423,193	9,498,917
Automobiles — 5.4%
Tesla, Inc.(1)	518,323	85,165,652
Beverages — 5.5%
Boston Beer Co., Inc., Class A(1)	47,181	14,980,439
Constellation Brands, Inc., Class A	309,804	71,090,724
		86,071,163
Biotechnology — 10.4%
Alnylam Pharmaceuticals, Inc.(1)	212,958	42,421,234
Argenx SE, ADR(1)	81,825	31,738,281
Ascendis Pharma A/S, ADR(1)	157,297	11,004,498
Blueprint Medicines Corp.(1)	170,301	8,693,866
Regeneron Pharmaceuticals, Inc.(1)	86,956	69,720,451
		163,578,330
Broadline Retail — 7.7%
Amazon.com, Inc.(1)	1,148,436	121,102,576
Capital Markets — 2.7%
Intercontinental Exchange, Inc.	233,727	25,459,882
S&P Global, Inc.	44,349	16,080,061
		41,539,943
Electronic Equipment, Instruments and Components — 3.4%
Cognex Corp.	374,942	17,880,984
Keysight Technologies, Inc.(1)	244,270	35,331,213
		53,212,197
Energy Equipment and Services — 1.5%
Cactus, Inc., Class A	562,823	22,783,075
Entertainment — 1.8%
Netflix, Inc.(1)	86,829	28,647,492
Financial Services — 10.2%
Block, Inc.(1)	379,107	23,045,915
Mastercard, Inc., Class A	184,621	70,161,519
Visa, Inc., Class A	288,087	67,046,487
		160,253,921
Health Care Equipment and Supplies — 4.5%
Intuitive Surgical, Inc.(1)	190,327	57,330,299
Silk Road Medical, Inc.(1)	300,577	13,231,400
		70,561,699
Hotels, Restaurants and Leisure — 3.8%
Chipotle Mexican Grill, Inc.(1)	28,552	59,034,686
Interactive Media and Services — 8.1%
Alphabet, Inc., Class C(1)	1,176,740	127,346,803
IT Services — 2.1%
Okta, Inc.(1)	490,298	33,600,122
Machinery — 6.1%
FANUC Corp.	1,169,000	39,478,525
Westinghouse Air Brake Technologies Corp.	580,066	56,655,046
		96,133,571
Professional Services — 4.6%
Paylocity Holding Corp.(1)	271,781	52,532,549

Verisk Analytics, Inc.	103,115	20,015,653
		72,548,202
Semiconductors and Semiconductor Equipment — 7.1%
Monolithic Power Systems, Inc.	61,167	28,257,319
NVIDIA Corp.	302,418	83,917,971
		112,175,290
Software — 10.2%
Bills Holdings, Inc.(1)	207,724	15,955,280
Cadence Design Systems, Inc.(1)	153,482	32,146,805
DocuSign, Inc.(1)	470,226	23,247,973
HubSpot, Inc.(1)	72,040	30,325,238
Microsoft Corp.	19,499	5,991,263
Salesforce, Inc.(1)	260,732	51,721,407
		159,387,966
Textiles, Apparel and Luxury Goods — 3.4%
NIKE, Inc., Class B	416,089	52,726,798
TOTAL COMMON STOCKS (Cost $1,292,088,494)		1,555,368,403
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,601	15,601
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.625% - 3.75%, 11/15/29 - 8/15/49, valued at $3,267,681), in a joint trading account at 4.70%, dated 4/28/23, due 5/1/23 (Delivery value $3,211,723)		3,210,466
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.625%, 3/31/30, valued at $11,557,670), at 4.79%, dated 4/28/23, due 5/1/23 (Delivery value $11,335,523)		11,331,000
		14,541,466
TOTAL SHORT-TERM INVESTMENTS (Cost $14,557,067)		14,557,067
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,306,645,561)		1,569,925,470
OTHER ASSETS AND LIABILITIES†		477,611
TOTAL NET ASSETS — 100.0%		$1,570,403,081

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $214,785. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $219,166, all of which is securities collateral.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,515,889,878	$39,478,525	—
Short-Term Investments	15,601	14,541,466	—
	$1,515,905,479	$54,019,991	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.